                                EXHIBIT 10.6


                                ADDENDUM 2

This is an addendum to the Agreement entered into by and between Cardservice International, Inc., hereinafter "CARDSERVICE", and Tehama Bank, hereinafter "BANK", on July 1, 1994.

The parties mutually desire amend the agreement as follows:

SECTION 2.1:

The August 1, 1996 Addendum to this Section is hereby revoked and is replaced with the following:

         Beginning March 1, 1999, and continuing each month there after the BANK shall retain for itself that portion of the Merchant Fees for COVERED MERCHANTS as follows:

         Months 1 through 5                 $90,000
         Months 6 through 12        $80,000
         Months 13 through 18       $70,000
         Months 19 through 24       $60,000
         Months 25 through 60       $50,000


Additionally, BANK shall pay or credit CARDSERVICE monthly with 50% of the earnings on all non-disbursed funds held in the Operating Account(s), Security Account(s) and the Bancontrol Account(s). BANK shall provide a report showing the earnings calculation.

Except for those amounts identified in sections 1.3, 1.4 and 2.3 a), b), c), d),
f), g), AND h), of this Agreement, CARDSERVICE shall be entitled to all remaining funds.

SECTION 2.5:

This new section is to be added:

Processing Volume: The following are maximum volumes of Net Bankcard Sales to be permitted each month:

         Months 1 through 12        $120,000,000
         Months 12 through 24       $140,000,000
         Months 25 through 36       $160,000,000
         Months 37 through 48       $180,000,000
         Months 49 through 60       $200,000,000


SECTION 3.2:

The existing Section 3.2 is hereby revoked and replaced with the following:

BANK agrees that until March 1, 2001, CARDSERVICE shall be the BANK'S exclusive outside provider of merchant credit card marketing and business development services.

At the termination of this agreement BANK shall assign, convey, and transfer to CARDSERVICE any and all of BANK'S rights, titles and interests, including any security interests, in the Covered Merchants without any additional consideration and subject to applicable Card Association Rules. Accordingly, BANK shall permit and authorize CARDSERVICE to transfer the Covered Merchants to another financial institution selected by CARDSERVICE, and BANK agrees to fully cooperate with CARDSERVICE and use its best efforts to carry out the transfers contemplated by this Addendum. Without limiting the foregoing, at termination BANK agrees, at CARDSERVICE'S request, to immediately transfer BINS, ICA's and all Bancontrol and Security Deposits to another financial institution selected by CARDSERVICE.

BANK hereby agrees that, during the term of this Agreement, including any renewal or extension thereof, and for a period of three (3) years following the termination of this Agreement, BANK shall keep confidential and shall not use, disclose or divulge for any purposes, other than a non-merchant BANK relationship, any and all information with respect to Covered Merchants which BANK has obtained, directly or indirectly, as a consequence of this Agreement.

SECTION 10:

This section shall have the following modification:

Unless renewed this Agreement shall terminate on March 1, 2004.

All other terms and conditions of the Agreement remain in force.

Any breach of this addendum shall constitute a breach of the July 1, 1994 Agreement and the August 1, 1996 Addendum.

IN WITNESS WHEREOF, each of the parties has caused this Addendum to be executed on its behalf by a duly authorized representative on the day written below.


TEHAMA BANK                                                   CARDSERVICE INTERNATIONAL, INC.
NAME:             /s/ WILLIAM E. ELLISON                      NAME:             /s/ DON HEADLUND
      ---------------------------------------                      ----------------------------------------

TITLE:            PRESIDENT & CEO                             TITLE:            CHIEF FINANCIAL OFFICER
      ---------------------------------------                      ----------------------------------------

DATE:             3/24/99                                     DATE:             3/24/99
      ---------------------------------------                      ----------------------------------------














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